Exhibit 10.1

                                 PURCHASE ORDER

                                                  ------------------------------
                                                  THIS NUMBER MUST APPEAR ON ALL
                                                      DOCUMENTS AND PACKAGES
                                                  ------------------------------
                                                  P.O. 28620
                                                  ------------------------------
                                                  DATE 12/ 29/03        PAGE 1
                                                  ------------------------------


[Omitted           [OMITTED CUSTOMER NAME](1)
Trademark]         CORPORATE PURCHASING
                   [OMITTED ADDRESS]
                   PHONE [OMITTED]
                   FAX [OMITTED]

                   087463                            0002
SELLER             RAPIDTRON                SHIP TO: [OMITTED CUSTOMER NAME]
                   3151 AIRWAY AVENUE          CLUB: BLANKET PURCHASE ORDER
                   BLDG. Q
                   COSTA MESA   CA  92626
                   Contact:  STEVE MEINKE
                             949-798-0652

DATE REQUIRED  SEE BELOW  SHIP VIA LOWEST- COST PROVIDER
FOB DELIVERED  TERMS See Remarks

----------------------------
SELLER ACKNOWLEDGMENT
____________________________
----------------------------

---------------------------------------------------------------------------
PART NO. & DESCRIPTION                QTY  REC  B/O   PRICE(2)  PER  AMOUNT
---------------------------------------------------------------------------
22902  SATELLITE                        0            [OMITTED]  EA     0.00
ENTRY/EXIT TURNSTILE
(W/1  SATELLITE + SR/RF ANT)

22950  COMMUNICATIONS UNIT              0            [OMITTED]  EA     0.00
COMPLETE

21505  POWER SUPPLY                     0            [OMITTED]  EA     0.00

21912  SUPPLY CABLE AND CONNECTORS      0            [OMITTED]  EA     0.00

21706  ECM-READER SOFTWARE              0            [OMITTED]  EA     0.00

21919  TURNSTILE BASE                   0            [OMITTED]  EA     0.00
COVER
---------------------------------------------------------------------------

(1) The customer name has been omitted as confidential and filed separately with the SEC.
(2)  The price has been omitted as confidential and filed separately with the SEC


                                                           TOTAL:
REQUESTED BY:               RECEIVED BY:
                            DATE:

INSTRUCTIONS TO SUPPLIERS:

1. THIS ORDER IS SUBJECT TO THE INSTRUCTIONS LISTED BELOW AND THE TERMS AND CONDITIONS PRINTED ON THE REVERSE SIDE HEREOF. WE RESERVE THE RIGHT TO CANCEL IF NOT FILLED AS SPECIFIED.
2. SELLER MUST SIGN THE ACKNOWLEDGMENT COPY OF THIS PURCHASE ORDER AND RETURN IT TO US IMMEDIATELY.
3.   PACKING LIST MUST ACCOMPANY ALL DELIVERIES.
4. ORDER NUMBER MUST APPEAR ON ALL INVOICES, BILLS OF LADING, CORRESPONDENCE AND PACKING LIST.
5. MARK EACH SHIPPING CONTAINER TO SHOW ITEM CODE, DESCRIPTION OF CONTEXT, PURCHASE ORDER NUMBER AND QUANTITY.
6.   INVOICE MUST BE IN OUR HANDS NO LATER THAN 5 DAYS AFTER SHIPMENT.
7.   BILL OF LADING MUST ACCOMPANY ALL INVOICES.
8.   PLEASE ADVISE US IMMEDIATELY IF DELIVERY CANNOT BE MADE AS REQUESTED.


--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE


--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE
                      EXECUTIVE APPROVAL ($1000.00 OR MORE)


SELLER-WHITE  ACKNOWLEDGMENT-GREEN  ACCOUNTS PAYABLE-PINK  RECEIVING-CANARY
                                   BUYER-BLUE

                                 PURCHASE ORDER

                                                  ------------------------------
                                                  THIS NUMBER MUST APPEAR ON ALL
                                                       DOCUMENTS AND PACKAGES
                                                  ------------------------------
                                                  P.O. 28620
                                                  ------------------------------
                                                  DATE 12/ 29/03        PAGE 2
                                                  ------------------------------


[Omitted           [OMITTED CUSTOMER NAME](1)
Trademark]         CORPORATE PURCHASING
                   [OMITTED ADDRESS]
                   PHONE [OMITTED]
                   FAX [OMITTED]

                   087463                            0002
SELLER             RAPIDTRON                SHIP TO: [OMITTED CUSTOMER NAME]
                   3151 AIRWAY AVENUE          CLUB: BLANKET PURCHASE ORDER
                   BLDG. Q
                   COSTA MESA   CA  92626
                   Contact:  STEVE MEINKE
                             949-798-0652

DATE REQUIRED  SEE BELOW  SHIP VIA LOWEST- COST PROVIDER
FOB DELIVERED  TERMS See Remarks

----------------------------
SELLER ACKNOWLEDGMENT
____________________________
----------------------------

---------------------------------------------------------------------
PART NO. & DESCRIPTION          QTY  REC  B/O   PRIC(2)  PER  AMOUNT
---------------------------------------------------------------------
22940 SSGX WAIST HIGH             0            [OMITTED]  EA     0.00
SECURITY GATE
(W/PAIL- SAFE  LOCK 90DEGRESS)

26810 TIMER RELAY ADAGATE         0            [OMITTED]  EA     0.00

26802 TWO LANE-PUSH               0            [OMITTED]  EA     0.00
BUTTON RELEASE

AX400 FLT AUTOMATIC               0            [OMITTED]  EA     0.00
SWING GATE SYSTEM
( 180 DEGREES ELECTRIC )

22960 LIGHTS                      0            [OMITTED]  EA     0.00

39.5 X 2.25"                      0            [OMITTED]  EA     0.00
POST WITH BASE & END CAPS
( SSG-LO-SSS )


---------------------------------------------------------------------

(1) The customer name has been omitted as confidential and filed separately with the SEC.
(2)  The price has been omitted as confidential and file separately with the SEC

                 TOTAL:
REQUESTED BY:               RECEIVED BY:
                            DATE:

INSTRUCTIONS TO SUPPLIERS:

9. THIS ORDER IS SUBJECT TO THE INSTRUCTIONS LISTED BELOW AND THE TERMS AND CONDITIONS PRINTED ON THE REVERSE SIDE HEREOF. WE RESERVE THE RIGHT TO CANCEL IF NOT FILLED AS SPECIFIED.
10. SELLER MUST SIGN THE ACKNOWLEDGMENT COPY OF THIS PURCHASE ORDER AND RETURN IT TO US IMMEDIATELY.
11.  PACKING LIST MUST ACCOMPANY ALL DELIVERIES.
12. ORDER NUMBER MUST APPEAR ON ALL INVOICES, BILLS OF LADING, CORRESPONDENCE AND PACKING LIST.
13. MARK EACH SHIPPING CONTAINER TO SHOW ITEM CODE, DESCRIPTION OF CONTEXT, PURCHASE ORDER NUMBER AND QUANTITY.
14.  INVOICE MUST BE IN OUR HANDS NO LATER THAN 5 DAYS AFTER SHIPMENT.
15.  BILL OF LADING MUST ACCOMPANY ALL INVOICES.
16.  PLEASE ADVISE US IMMEDIATELY IF DELIVERY CANNOT BE MADE AS REQUESTED.


--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE


--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE
                      EXECUTIVE APPROVAL ($1000.00 OR MORE)


SELLER-WHITE  ACKNOWLEDGMENT-GREEN  ACCOUNTS PAYABLE-PINK  RECEIVING-CANARY
                                   BUYER-BLUE

                                 PURCHASE ORDER

                                                  ------------------------------
                                                  THIS NUMBER MUST APPEAR ON ALL
                                                       DOCUMENTS AND PACKAGES
                                                  ------------------------------
                                                  P.O. 28620
                                                  ------------------------------
                                                  DATE 12/ 29/03        PAGE 2
                                                  ------------------------------


[Omitted           [OMITTED CUSTOMER NAME](1)
Trademark]         CORPORATE PURCHASING
                   [OMITTED ADDRESS]
                   PHONE [OMITTED]
                   FAX [OMITTED]

                   087463                            0002
SELLER             RAPIDTRON                SHIP TO: [OMITTED CUSTOMER NAME]
                   3151 AIRWAY AVENUE          CLUB: BLANKET PURCHASE ORDER
                   BLDG. Q
                   COSTA MESA   CA  92626
                   Contact:  STEVE MEINKE
                             949-798-0652

DATE REQUIRED  SEE BELOW  SHIP VIA LOWEST- COST PROVIDER
FOB DELIVERED  TERMS See Remarks

----------------------------
SELLER ACKNOWLEDGMENT
____________________________
----------------------------

---------------------------------------------------------------------
PART NO. & DESCRIPTION          QTY  REC  B/O   PRICE(2)  PER  AMOUNT
---------------------------------------------------------------------
22940 SSGX WAIST HIGH             0            [OMITTED]  EA     0.00
SECURITY GATE
(W/PAIL- SAFE  LOCK 90DEGRESS)

26810 TIMER RELAY ADAGATE         0            [OMITTED]  EA     0.00


26802 TWO LANE-PUSH               0            [OMITTED]  EA     0.00
BUTTON RELEASE

AX400 FLT AUTOMATIC               0            [OMITTED]  EA     0.00
SWING GATE SYSTEM
( 180 DEGREES ELECTRIC )

22960 LIGHTS                      0            [OMITTED]  EA     0.00

39.5 X 2.25"                      0            [OMITTED]  EA     0.00
POST WITH BASE & END CAPS
( SSG-LO-SSS )


---------------------------------------------------------------------

(1) The customer name has been omitted as confidential and filed separately with the SEC.
(2)  The price has been omitted as confidential and file separately with the SEC

                                                          TOTAL:
REQUESTED BY:               RECEIVED BY:
                            DATE:

INSTRUCTIONS TO SUPPLIERS:

17. THIS ORDER IS SUBJECT TO THE INSTRUCTIONS LISTED BELOW AND THE TERMS AND CONDITIONS PRINTED ON THE REVERSE SIDE HEREOF. WE RESERVE THE RIGHT TO CANCEL IF NOT FILLED AS SPECIFIED.
18. SELLER MUST SIGN THE ACKNOWLEDGMENT COPY OF THIS PURCHASE ORDER AND RETURN IT TO US IMMEDIATELY.
19.  PACKING LIST MUST ACCOMPANY ALL DELIVERIES.
20. ORDER NUMBER MUST APPEAR ON ALL INVOICES, BILLS OF LADING, CORRESPONDENCE AND PACKING LIST.
21. MARK EACH SHIPPING CONTAINER TO SHOW ITEM CODE, DESCRIPTION OF CONTEXT, PURCHASE ORDER NUMBER AND QUANTITY.
22.  INVOICE MUST BE IN OUR HANDS NO LATER THAN 5 DAYS AFTER SHIPMENT.
23.  BILL OF LADING MUST ACCOMPANY ALL INVOICES.
24.  PLEASE ADVISE US IMMEDIATELY IF DELIVERY CANNOT BE MADE AS REQUESTED.


--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE


--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE
                      EXECUTIVE APPROVAL ($1000.00 OR MORE)


SELLER-WHITE  ACKNOWLEDGMENT-GREEN  ACCOUNTS PAYABLE-PINK  RECEIVING-CANARY
                                   BUYER-BLUE

                                 PURCHASE ORDER

                                                  ------------------------------
                                                  THIS NUMBER MUST APPEAR ON ALL
                                                       DOCUMENTS AND PACKAGES
                                                  ------------------------------
                                                  P.O. 28620
                                                  ------------------------------
                                                  DATE 12/ 29/03        PAGE 4
                                                  ------------------------------


[Omitted           [OMITTED CUSTOMER NAME](1)
Trademark]         CORPORATE PURCHASING
                   [OMITTED ADDRESS]
                   PHONE [OMITTED]
                   FAX [OMITTED]

                   087463                            0002
SELLER             RAPIDTRON                SHIP TO: [OMITTED CUSTOMER NAME]
                   3151 AIRWAY AVENUE          CLUB: BLANKET PURCHASE ORDER
                   BLDG. Q
                   COSTA MESA   CA  92626
                   Contact:  STEVE MEINKE
                             949-798-0652

DATE REQUIRED  SEE BELOW  SHIP VIA LOWEST- COST PROVIDER
FOB DELIVERED  TERMS See Remarks

----------------------------
SELLER ACKNOWLEDGMENT
____________________________
----------------------------

---------------------------------------------------------------------
PART NO. & DESCRIPTION          QTY  REC  B/O   PRICE     PER  AMOUNT
---------------------------------------------------------------------
WARRANT: RAPIDTRON WILL REPLACE AT THEIR EXPENSE ANY
PART (S) LISTED ON THE CALLY TOTAL FITNESS PURSHASE ORDER.
FREE OF CHARGE. INCLUDING FREIGHT FOR A PERIOD OF 24 MONTHS
FROM DATE OF INSTALLATION THAT ARE ASSOICIATED WITH THE TURNSTILE AND 1
YEARON READERS AND SCANNERS.  UNLESS THE FAILURE IS THE RESULT OF MISUSE
(MISUSE DEFINED AS NAT BEING SED IN TH ENORMAL COURSE OF OPERATION).

RAPIDTRON WILL PROVIDE AN 800 NUMBERS FROM 7AM TO 6PM PACIFIC TIME
MONDAY - FRIDAY FOR HARDWARE. PARTS AND MAINTENACE SUPPORT.

RAPIDTRON WILL PROVIDE TO [OMITTED CUSTOMER NAME] ALL NECESSARY
DOCUMENTTION REQUIRED TO DEVELOP A [OMITTED CUSTOMER NAME] OPERATING
MANUAL.

RAPIDTRON WILL PROVIDE TO [OMITTED CUSTOMER NAME] ALL NECESSARY
DOCUMENTATION REQUIRED TO DEVELOP A [OMITTED CUSTOMER NAME] INSTALLATION
MANUAL.

RAPIDTRON WILL DEVELOP ALL NECESSARY SOFTWARE REQUIRED FOR THE
OPERATION OF THE RAPIDTRON TURNSTILE TO INTERACT WITH [OMITTED CUSTOMER NAME].


(1) The customer name has been omitted as confidential and filed separately with the SEC.

                                                     TOTAL:
REQUESTED BY:               RECEIVED BY:
                            DATE:

INSTRUCTIONS TO SUPPLIERS:

25. THIS ORDER IS SUBJECT TO THE INSTRUCTIONS LISTED BELOW AND THE TERMS AND CONDITIONS PRINTED ON THE REVERSE SIDE HEREOF. WE RESERVE THE RIGHT TO CANCEL IF NOT FILLED AS SPECIFIED.
26. SELLER MUST SIGN THE ACKNOWLEDGMENT COPY OF THIS PURCHASE ORDER AND RETURN IT TO US IMMEDIATELY.
27.  PACKING LIST MUST ACCOMPANY ALL DELIVERIES.
28. ORDER NUMBER MUST APPEAR ON ALL INVOICES, BILLS OF LADING, CORRESPONDANCE AND PACKING LIST.
29. MARK EACH SHIPPING CONTAINER TO SHOW ITEM CODE, DESCRIPTION OF CONTEXT, PURCHASE ORDER NUMBER AND QUANTITY.
30.  INVOICE MUST BE IN OUR HANDS NO LATER THAN 5 DAYS AFTER SHIPMENT.
31.  BILL OF LADING MUST ACCOMPANY ALL INVOICES.
32.  PLEASE ADVISE US IMMEDIATELY IF DELIVERY CANNOT BE MADE AS REQUESTED.


--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE


--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE
                      EXECUTIVE APPROVAL ($1000.00 OR MORE)


SELLER-WHITE ACKNOWLEDGMENT-GREEN ACCOUNTS PAYABLE-PINK RECEIVING-CANARY BUYER-BLUE

                                 PURCHASE ORDER

                                                  ------------------------------
                                                  THIS NUMBER MUST APPEAR ON ALL
                                                       DOCUMENTS AND PACKAGES
                                                  ------------------------------
                                                  P.O. 28620
                                                  ------------------------------
                                                  DATE 12/ 29/03        PAGE 5
                                                  ------------------------------


[Omitted           [OMITTED CUSTOMER NAME](1)
Trademark]         CORPORATE PURCHASING
                   [OMITTED ADDRESS]
                   PHONE [OMITTED]
                   FAX [OMITTED]

                   087463                            0002
SELLER             RAPIDTRON                SHIP TO: [OMITTED CUSTOMER NAME]
                   3151 AIRWAY AVENUE          CLUB: BLANKET PURCHASE ORDER
                   BLDG. Q
                   COSTA MESA   CA  92626
                   Contact:  STEVE MEINKE
                             949-798-0652

DATE REQUIRED  SEE BELOW  SHIP VIA LOWEST- COST PROVIDER
FOB DELIVERED  TERMS See Remarks

----------------------------
SELLER ACKNOWLEDGMENT
____________________________
----------------------------

---------------------------------------------------------------------
PART NO. & DESCRIPTION          QTY  REC  B/O   PRICE     PER  AMOUNT
---------------------------------------------------------------------
TOTAL FITNESS CMS SYSTEM IN A MANNER THAT IS DEEMED ACCEPTABLE TO
[OMITTED CUSTOMER NAME].

[OMITTED CUSTOMER NAME] WILL NOT BE RESPONSIABLE FOR ANY SOFTWARE
DEVELOPMENT OF 800 NUMBER INSTALLATION COSTS.

[OMITTED CUSTOMER NAME] WILL OWN RIGHTS TO ANY SOURCE CODE USED FOR
CMS/RAPIDTRON INTERGRATION AND OR OPERATION.

THE SOFTWARE LICENSE AGREEMENT ATTACHMENT "A" IS MADE PART OF THIS
PURCHASE ORDER AND ALL  SUBSEQUENT RELEASES.

PRICING WILL BE HELD FIRM THRU 2004 UNTIL 100 TURSTILE SYSTEMS
ARE INSTALLED PER THE AGREED UPON INSTALLATION SCHEDULE.
THE SCHEDULE IS:
25 SYSTEMS  JANUARY 2004
25 SYSTEMS  FEBUARY 2004
25 SYSTEMS  MARCH 2004
25 SYSTEMS  APRIL 2004

PAYMENT TERMS FOR [OMITTED CUSTOMER NAME]:


1 The customer name has been omitted as confidential and filed separately with the SEC.

                                                        TOTAL:
REQUESTED BY:               RECEIVED BY:
                            DATE:

INSTRUCTIONS TO SUPPLIERS:

33. THIS ORDER IS SUBJECT TO THE INSTRUCTIONS LISTED BELOW AND THE TERMS AND CONDITIONS PRINTED ON THE REVERSE SIDE HEREOF. WE RESERVE THE RIGHT TO CANCEL IF NOT FILLED AS SPECIFIED.
34. SELLER MUST SIGN THE ACKNOWLEDGMENT COPY OF THIS PURCHASE ORDER AND RETURN IT TO US IMMEDIATELY.
35.  PACKING LIST MUST ACCOMPANY ALL DELIVERIES.
36. ORDER NUMBER MUST APPEAR ON ALL INVOICES, BILLS OF LADING, CORRESPONDANCE AND PACKING LIST.
37. MARK EACH SHIPPING CONTAINER TO SHOW ITEM CODE, DESCRIPTION OF CONTEXT, PURCHASE ORDER NUMBER AND QUANTITY.
38.  INVOICE MUST BE IN OUR HANDS NO LATER THAN 5 DAYS AFTER SHIPMENT.
39.  BILL OF LADING MUST ACCOMPANY ALL INVOICES.
40.  PLEASE ADVISE US IMMEDIATELY IF DELIVERY CANNOT BE MADE AS REQUESTED.


--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE


--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE
                      EXECUTIVE APPROVAL ($1000.00 OR MORE)


SELLER-WHITE  ACKNOWLEDGMENT-GREEN  ACCOUNTS PAYABLE-PINK  RECEIVING-CANARY
                                   BUYER-BLUE

                                 PURCHASE ORDER

                                                  ------------------------------
                                                  THIS NUMBER MUST APPEAR ON ALL
                                                       DOCUMENTS AND PACKAGES
                                                  ------------------------------
                                                  P.O. 28620
                                                  ------------------------------
                                                  DATE 12/ 29/03        PAGE 6
                                                  ------------------------------


[Omitted           [OMITTED CUSTOMER NAME](1)
Trademark]         CORPORATE PURCHASING
                   [OMITTED ADDRESS]
                   PHONE [OMITTED]
                   FAX [OMITTED]

                   087463                            0002
SELLER             RAPIDTRON                SHIP TO: [OMITTED CUSTOMER NAME]
                   3151 AIRWAY AVENUE          CLUB: BLANKET PURCHASE ORDER
                   BLDG. Q
                   COSTA MESA   CA  92626
                   Contact:  STEVE MEINKE
                             949-798-0652

DATE REQUIRED  SEE BELOW  SHIP VIA LOWEST- COST PROVIDER
FOB DELIVERED  TERMS See Remarks

----------------------------
SELLER ACKNOWLEDGMENT
____________________________
----------------------------

---------------------------------------------------------------------
PART NO. & DESCRIPTION          QTY  REC  B/O   PRICE     PER  AMOUNT
---------------------------------------------------------------------
TURNSTILE SYSTEMS ARE TO BE INVOICED UPON COMPLETION OF INSTALLATION.
FIRST 25 SYSTEMS - NET [OMITTED PAYMENT DUE DATE](2)
SUBSEQUENT 75 SYSTEMS  -  NET [OMITTED PAYMENT DUE DATE]







(1) The customer name has been omitted as confidential and filed separately with the SEC.
(2) The payment due date has been omitted as confidential and filed separately with the SEC.

                                                        TAXABLE AMOUNT     0.00
REQUESTED BY:               RECEIVED BY:                    TAX AMOUNT     0.00
                            DATE:                 FREIGHT TOTAL AMOUNT     0.00

INSTRUCTIONS TO SUPPLIERS:

41. THIS ORDER IS SUBJECT TO THE INSTRUCTIONS LISTED BELOW AND THE TERMS AND CONDITIONS PRINTED ON THE REVERSE SIDE HEREOF. WE RESERVE THE RIGHT TO CANCEL IF NOT FILLED AS SPECIFIED.
42. SELLER MUST SIGN THE ACKNOWLEDGMENT COPY OF THIS PURCHASE ORDER AND RETURN IT TO US IMMEDIATELY.
43.  PACKING LIST MUST ACCOMPANY ALL DELIVERIES.
44. ORDER NUMBER MUST APPEAR ON ALL INVOICES, BILLS OF LADING, CORRESPONDANCE AND PACKING LIST.
45. MARK EACH SHIPPING CONTAINER TO SHOW ITEM CODE, DESCRIPTION OF CONTEXT, PURCHASE ORDER NUMBER AND QUANTITY.
46.  INVOICE MUST BE IN OUR HANDS NO LATER THAN 5 DAYS AFTER SHIPMENT.
47.  BILL OF LADING MUST ACCOMPANY ALL INVOICES.
48.  PLEASE ADVISE US IMMEDIATELY IF DELIVERY CANNOT BE MADE AS REQUESTED.


--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE


--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE
                      EXECUTIVE APPROVAL ($1000.00 OR MORE)


SELLER-WHITE  ACKNOWLEDGMENT-GREEN  ACCOUNTS PAYABLE-PINK  RECEIVING-CANARY
                                   BUYER-BLUE

                           ATTACHMENT "A" TO [OMITTED]1

                              Purchase Order 28620
                                             -----

                           SOFTWARE LICENSE AGREEMENT

This Software License Agreement is entered into as of the 14th day of August, 2003 (the "Effective Date"), by and between [RAPIDTRON], a Nevada corporation
                                                              ------
with an office at 3151 Airway Avenue, Building Q, Costa Mesa, CA 92626 ("Licensor"), and [OMITTED], with an office at [OMITTED ADDRESS] ("[OMITTED]").

WHEREAS, [OMITTED] or its Affiliates may request that Licensor license the Software and perform Maintenance Services and Licensor desires to license such Software and to perform such Maintenance Services.

THEREFORE, in consideration of the mutual agreements below, and intending to be legally bound, the parties agree:






_________________________
1 The name of the customer has been omitted as confidential and filed separately with the SEC

1.   DEFINITIONS
     -----------

(1.1)     "Affiliate"  means  any  entity that controls, is controlled by, or is
           ---------
     under common control with [OMITTED]. For purposes of this Agreement, "control" means possessing, directly or indirectly, the power to direct or cause the direction of the management, policies or operations of an entity, whether through ownership of voting securities, by contract or otherwise.

(1.2)     "Agreement"  means  this  Software  License  Agreement,  the  Exhibits
           ---------
     hereto, and any duly executed amendments thereto.

(1.3)     "Customizations"  means  any Software programming developed, authored,
           --------------
     written and/or created by Licensor or its agents or subcontractors for or on behalf of [OMITTED] in connection with this Agreement, including, but not limited to, in connection with the implementation, installation, or configuration of the Software.

(1.4)     "Deposit  Materials"  means,  collectively,  the  Source  Code,  the
           ------------------
     functional specifications of the Software, object libraries, design documentation, statements of principles of operations, schematics, and the developer's guide and administrator's guide.

(1.5)     "Documentation"  means  the  user,  operations  and  training manuals,
           -------------
     marketing materials, proposals, and responses to requests for information or proposals, as well as any specifications reviewed by [OMITTED], concerning the Software licensed hereunder.

(1.6)     "Error"  means  any  error  in the code of the Software which prevents
           -----
     such Software from operating in accordance with: (i) the relevant Documentation; or (ii) the user's reasonable expectations.

(1.7)     "Escrow  Agreement" means the agreement among Licensor, [OMITTED], and
           -----------------
     the Escrow Agent, which is attached hereto as Exhibit A.

(1.8)     "License  Fee"  means the license fee for the Software as specified in
           ------------
     Exhibit  B.

(1.9)     "Maintenance  Fee"  means  the  maintenance  fee  for the Software, as
           ----------------
     specified Exhibit B, for the ongoing provision of Maintenance Services after the expiration of the Warranty Period for such Software.

(1.10)    "Maintenance  Services" means the maintenance and support services for
           ---------------------
     each Software, as described in Exhibit C.

(1.11)    "Object  Code" means the machine-executable code form of the Software.
           ------------

(1.12)    "Representatives"  means  Licensor's  officers,  directors, employees,
           ---------------
     agents and subcontractors (and their employees).

(1.13)    "Software"  means  the  computer program licensed hereunder, including
           --------
     the Object Code and Source Code, to [OMITTED], as described in Exhibit B hereto, and all Upgrades, Customizations, Documentation, Work-Arounds, error-corrections, patches and bug fixes.

(1.14)    "Source  Code"  means the human readable form of code for the Software
           ------------
     which (i) will be narrated fully with logic diagrams, flow charts and any other materials sufficient to enable a reasonably skilled programmer to readily interpret, build, modify, load, use, support and maintain the code and to perform or caused to be performed such actions as are licensed hereunder, and (ii) can readily be compiled by a computer or assembler for execution.

(1.15)    "System"  means  any of [OMITTED], its Affiliates' or, with respect to
           ------
     those third parties permitted to use the Software pursuant to Section (2.1) ("Grant of License"), any such third party's, software, firmware, hardware, computer systems and devices, and networks, whether owned, leased or rented by [OMITTED], any of its Affiliates or, as applicable, any such third party, or otherwise provided for the benefit, or under the control, of any of the foregoing.

2.   LICENSE
     -------

(2.1)     Grant  of  License.  Licensor  hereby  grants  the  [OMITTED]  a
          ------------------
     non-transferable (except as set forth in Section (13.6) ("Assignment")), non-exclusive, paid-up, perpetual, irrevocable, worldwide license to (i) use, and to permit its third-party service providers to use on behalf of [OMITTED] and or its Affiliates, the Software, including the Deposit
     Materials and Documentation for any business purpose of [OMITTED], (ii) make as many copies of the Software and the Documentation as [OMITTED] reasonably deems necessary, including, but not limited to, backup and archival copies,

     (iii) modify the Software for [OMITTED] own purposes and use in accordance with the provisions of this Agreement, through the services of [OMITTED] employees or independent contractors, and (iv) merge, integrate, or combine the Software with, and use the Software in conjunction with, other software, hardware, programs, routines, and/or subroutines developed or acquired by [OMITTED]. Further, as specified in Exhibit B, the Software is licensed for use by other third parties as set forth in such Exhibit. Any use by any third party as permitted in this Section (2.1) or Exhibit B will be subject to any applicable terms and conditions contained in this Agreement.

(2.2)     Third-Party  Software.   A  list  of all third-party software included
          ---------------------
     within, or required to operate, the Software is described in Exhibit B. Licensor hereby grants to [OMITTED] the license rights necessary for [OMITTED] to use all such third-party software in accordance with the terms of this Agreement.

3.   DELIVERABLES AND INSTALLATION
     -----------------------------

(3.1)     Deliverables.  Licensor  will  deliver to [OMITTED] promptly after the
          ------------
     Effective Date hereof, such Software together with two (2) copies of the relevant Documentation in printed form and one (1) copy in a reproducible electronic form reasonably acceptable to [OMITTED]. Upon [OMITTED] request, Licensor will provide [OMITTED] with additional reproducible electronic copies of the then-current Documentation and other materials free of charge and will provide [OMITTED] with additional printed copies of such materials at Licensor's then-current published rates for such copies.

(3.2)     Installation.  Installation  of  the Software is the responsibility of
          ------------
     Licensor and will be completed by the Implementation Date set forth in Exhibit B at no cost to [OMITTED].

4.   NON-DISCLOSURE
     --------------

(4.1)     Confidential Information.  "Confidential Information" includes (i) all
          ------------------------
     information related to the business of [OMITTED] and any of its Affiliates, clients and other third parties, to which Licensor has access, whether in oral, written, graphic or machine-readable form, in the course of or in connection with this Agreement; (ii) all notes, analyses and studies prepared by Licensor or any of its Representatives, during the term of this Agreement or anytime thereafter, incorporating any of the information described in this Article 4, and (iii) the terms and conditions of this Agreement.

(4.2)     Restrictions.  Licensor  will  keep  the  Confidential  Information
          ------------
     confidential. Licensor may disclose the Confidential Information to its Representatives who have a need to know such Confidential Information solely in connection with this Agreement. Licensor will cause such Representatives to comply with this Agreement and will assume full responsibility for any breach of this Agreement by any such Representatives. Licensor will not transfer or disclose any Confidential Information to any third party without [OMITTED] prior written permission and without such third party having a contractual obligation (consistent with this Article 4 ("Non-Disclosure")) to keep such Confidential Information confidential. Licensor will not use any Confidential Information for any purpose other than to provide the Software and any related services to [OMITTED] under this Agreement.

(4.3)     Exclusions.  Licensor  will  not  be prohibited from using information
          ----------
     that: (i) is obtained by Licensor from the public domain without breach of this Agreement and independently of Licensor's knowledge of any Confidential Information; (ii) was lawfully and demonstrably in the possession of Licensor prior to its receipt from [OMITTED]; (iii) is independently developed by Licensor without use of or reference to [OMITTED] Confidential Information; or (iv) becomes known by Licensor from a third party independently of Licensor's knowledge of the Confidential Information and is not subject to an obligation of confidentiality.

(4.7)     Disposition  of Confidential Information on Termination or Expiration.
          ---------------------------------------------------------------------
     Upon termination or expiration of this Agreement or upon [OMITTED] written request, Licensor will return to [OMITTED] all copies of Confidential
     Information already in Licensor's possession or within its control. Alternatively, with [OMITTED] prior written consent, Licensor may destroy such Confidential Information, in which case an officer of Licensor will certify in writing to [OMITTED] that all such Confidential Information has been so destroyed.

5.   OWNERSHIP
     ---------

Subject to Section (13.1) ("Escrow Obligations"), Licensor does not convey any proprietary interest in or to the Software other than the license rights set forth in this Agreement.

6.   LICENSE FEES AND OTHER PAYMENTS
     -------------------------------

(6.1)     License  Fees.  No  License  Fees  or  Maintenance Fees will be due or
          -------------
     owed, with respect to the Software unless and until: (i) [OMITTED] accepts the Software under Article 7 ("Acceptance Testing"); (ii) Licensor submits to [OMITTED] evidence that it has delivered the Deposit Materials as required under Section (13.1) ("Escrow Obligations"); and (iii) [OMITTED] receives an invoice under Section (6.5) ("Invoices") for the relevant License Fees or Maintenance Fees.

(6.2)     Maintenance  Fees.  If  [OMITTED]  purchases  Maintenance  Services
          -----------------
     pursuant to Article 9, [OMITTED] will pay the relevant Maintenance Fee, which Maintenance Fee is payable quarterly. Licensor may invoice for Maintenance Services up to ninety (90) days in advance and [OMITTED] will pay such invoices under Section (6.5).

(6.3)     Taxes.  Unless  specifically  agreed:  (i)  Licensor  will  be  solely
          -----
     responsible for and [OMITTED] will not owe any applicable sales or use tax; and (ii) all License Fees and Maintenance Fees stated in Exhibit B are deemed inclusive of all forms and types of taxes in all jurisdictions. In no event will [OMITTED] owe any taxes attributable to Licensor's income.

(6.4)     Expenses.  Licensor is solely responsible for any expenses incurred by
          --------
     it or at its direction in connection with the Software.

(6.5)     Invoices.  Licensor  will  provide  [OMITTED] with an itemized invoice
          --------
     for all License Fees and Maintenance Fees that become due hereunder. Each valid and undisputed invoice will be due and payable within sixty (60) days after [OMITTED] receipt of such invoice.

(6.6)     Most  Favored  Terms.  Licensor represents and warrants that the terms
          --------------------
     and conditions (including the pricing terms) of this Agreement are and will be comparable to or better than the terms and conditions offered by Licensor to any of its commercial customers of equal or lesser size for comparable software programs, deliverables or services. An officer of Licensor will certify in writing Licensor's compliance with this Section (6.6) within thirty (30) days of each anniversary of the Effective Date.

7.   ACCEPTANCE  TESTING

(7.1)     Acceptance  Testing.  [OMITTED]  is  entitled  to  perform  Acceptance
          -------------------
     Testing of the Software. The term "Acceptance Testing" means testing performed by [OMITTED] to determine whether the Software complies with: (i) the Documentation; and (ii) [OMITTED] reasonable expectations. If [OMITTED] reasonably determines that such Software complies with the foregoing or otherwise decides in its sole discretion to accept the Software, [OMITTED] will notify Licensor in writing of its acceptance of the Software ("Acceptance"). [OMITTED] will use reasonable commercial efforts to notify Licensor on or before any acceptance date set forth in Exhibit B ("Acceptance Date"). Payment by [OMITTED] of any License Fees, Maintenance Fees or other consideration to Licensor or use of the Software by [OMITTED] prior to Acceptance will not constitute [OMITTED] Acceptance of such Software. Further, Acceptance of the Software will be revocable by [OMITTED] upon failure of Acceptance Testing for the Software or later discovery of material defects, deficiencies or nonconformity in the accepted Software which were not reasonably discoverable by [OMITTED] prior to such Acceptance.

(7.2)     Failure  of  Acceptance  Testing.  If [OMITTED] notifies Licensor that
          --------------------------------
     the Software or any portion thereof fails to pass Acceptance Testing, Licensor will correct all deficiencies not later than ten (10) calendar days after receipt of [OMITTED] notice of such failure. Within thirty (30) calendar days after such corrections have been made, [OMITTED] will retest the Software. If the Software still fails Acceptance Testing, [OMITTED] may, in its sole discretion: (i) grant Licensor additional time to correct the outstanding deficiencies; or (ii) without prejudice to any of [OMITTED] other rights and remedies under this Agreement or at law or in equity, terminate this Agreement, in which event [OMITTED] promptly will return or destroy all copies of the Software and Licensor will refund promptly any License Fees, Maintenance Fees or other consideration paid to Licensor thereunder.

8.   REPRESENTATIONS,  WARRANTIES,  COVENANTS  AND  LIMITATION  OF  LIABILITY
     ------------------------------------------------------------------------

(8.1)     Noninfringement.  Licensor  represents,  warrants  and covenants that:
          ---------------
     (i) it has and will have all rights, titles, licenses, intellectual property, permissions and approvals necessary in connection with its performance under this Agreement and to grant [OMITTED] the rights granted hereunder; (ii) neither the Software nor its use as contemplated under this Agreement, do or will infringe, violate, trespass or in any manner contravene or breach any patent, copyright, trademark, license or other property or proprietary right or constitute the unauthorized use or misappropriation of any trade secret of any third party; and (iii) the Software, and its use as contemplated hereunder, complies and will comply with all applicable laws.

(8.2)     Maintenance  Services.  Licensor  represents,  warrants  and covenants
          ---------------------
     that: (i) all Maintenance Services and other services provided in connection with this Agreement are and will be performed to the best of Licensor's ability and in an effective, timely, professional and workmanlike manner; (ii) Licensor personnel performing any services hereunder will be appropriately trained and have a level of skill commensurate with the requirements of this Agreement, and Licensor will promptly replace any person who is performing services under this Agreement upon [OMITTED] reasonable request; (iii) Licensor has no present plan or intent to discontinue the availability of Maintenance Services (including the provision of Upgrades) for the Software and will give [OMITTED] prompt written notice of any such future plan or intent; and (iv) any and all Upgrades shall at all times be compatible with the Software, any and all hardware provided by Licensor, and any and all Customizations to the Software created by Licensor hereunder.

(8.3)     Provided  Resources. Licensor represents, warrants, and covenants that
          -------------------
     (i) all of the services, Software, systems, hardware, equipment, and other resources and materials that are provided by Licensor to [OMITTED], otherwise utilized by Licensor, or approved by Licensor for utilization by [OMITTED], shall be fully and successfully integrated and interfaced with and shall be compatible with, all software, services, systems, items, and other resources that are owned by or leased or licensed to [OMITTED] (including, but not limited to, any and all hardware provided by Licensor to {OMITTED]), or that are provided to {OMITTED] by third-party service provider, and (ii) none of the Software, hardware, or other items provided to [OMITTED] by Licensor shall be adversely affected by, or shall adversely affect, those of any such third-party providers or [OMITTED] Affiliates, whether as to functionality, speed, service levels, interconnectivity, reliability, availability, performance, response times, or otherwise.

(8.4)     Viruses.  Licensor  represents,  warrants  and  covenants  that  the
          -------
     Software does not and will not contain any computer code designed to disrupt, disable, harm, or otherwise impede in any manner, including aesthetical disruptions or distortions, the operation of the Software or any System (referred to as "viruses" or "worms").

(8.5)     Other  Code.  Licensor  represents,  warrants  and  covenants that the
          -----------
     Software does not and will not contain any computer code that: (i) would disable the Software or any System or impair in any way their operation based on the elapsing of a period of time, the exceeding of an authorized number of copies, or the advancement to a particular date or other numeral (referred to as "time bombs", "time locks", or "drop dead" devices); or
     (ii) would permit Licensor or any third party to access the Software or any System (referred to as "traps", "access codes" or "trap door" devices).

(8.6)     Date-related  Functions.  Licensor  represents, warrants and covenants
          -----------------------
     that the Software will operate in a manner which is consistent with their intended use and which prevents ambiguous or erroneous output, including with respect to all date-related data and functions.

(8.7)     Defects; Errors.  Licensor represents, warrants and covenants that (i)
          ---------------
     the Software will properly operate without a defect or an Error, and (ii) the Software will properly scale to [OMITTED] technical environment and in accordance with [OMITTED] reasonable requirements. Without limiting the foregoing, Licensor represents, warrants and covenants that each Software will operate properly in conjunction with [OMITTED] current operating environment and in conjunction with any reasonable, standard upgrades to such operating environment. Upon Acceptance and thereafter for the [ONE HUNDRED EIGHTY
     (180)] day period following such Acceptance (the "Warranty Period"), and thereafter during periods for which [OMITTED] has purchased Maintenance Services, if [OMITTED] reports any non-compliance with this Section (8.7), Licensor will correct such non-compliance, at no additional cost to [OMITTED], in accordance with Exhibit C.

(8.8)     Documentation.  Licensor  represents,  warrants and covenants that the
          -------------
     Documentation: (i) does and will accurately and completely describe the Software; (ii) is and will be complete, free of errors and sufficiently detailed to allow [OMITTED] personnel to operate and use such Software; and
     (iii) will be updated as and when any Upgrade is provided for such Software and such updated Documentation will be delivered by Licensor to [OMITTED] promptly upon any such update pursuant to Section (3.1) ("Deliverables").

(8.9)     Disclaimer.  EXCEPT  AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER
          ----------
     PARTY MAKES ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

(8.10)    Limitation  of Liability.  NOTWITHSTANDING ANYTHING TO THE CONTRARY IN
          ------------------------
     THIS AGREEMENT, IN NO EVENT WILL LICENSOR OR [OMITTED] OR ITS AFFILIATES BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NO LIMITATION OR EXCLUSION OF LICENSOR'S LIABILITY WILL APPLY WITH RESPECT TO ANY CLAIMS ARISING OUT OF OR RELATING TO ARTICLES 4 ("NON-DISCLOSURE") AND ARTICLE 10 ("INTELLECTUAL PROPERTY INDEMNIFICATION") OF THIS AGREEMENT, OR ITS WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, OR ANY CLAIMS FOR PERSONAL INJURY OR PROPERTY DAMAGE (INCLUDING WITHOUT LIMITATION ALL COSTS ASSOCIATED WITH THE RECOVERY OR REPLACEMENT OF LOST OR DAMAGED DATA).

9.   SERVICES
     --------

(9.1)     Maintenance  Services.  During  the  term  of this Agreement, Licensor
          ---------------------
     provides [OMITTED] with an open offer to purchase Maintenance Services, in accordance with the terms set forth in Section (6.1) ("Maintenance Fees"), for the Software. Any payment for Maintenance Services will commence after the expiration of the relevant Warranty Period. Maintenance Services for the Software will automatically renew for one (1) year periods, or such other period as mutually agreed upon in writing by the parties. Licensor will provide [OMITTED] with written notice of each such automatic renewal at least ninety (90) days prior to the end of the then-current Maintenance Services term and [OMITTED] may elect not to renew such Maintenance
     Services within thirty (30) days of such written notice or, if Licensor fails to provide written notice, at any time thereafter. Without limiting the foregoing, [OMITTED] may terminate the relevant Maintenance Services at the end of any quarter during the relevant Maintenance Services term upon thirty (30) days' prior written notice to Licensor. The Maintenance Services to be provided by Licensor to [OMITTED] are set forth in Exhibit C.

(9.2)     Customization  Services.  Upon  receipt  of  a  written  request  from
          -----------------------
     [OMITTED], Licensor shall promptly perform for [OMITTED] any and all services requested by [OMITTED] with respect to the customization, integration, implementation, or modification of the Software, which services Licensor shall perform on a time-and-materials basis at the rate of [$150.00] per hour. Licensor shall invoice [OMITTED] for any and all
          -------
     such services in accordance with the terms of Section (6.5) hereof. [OMITTED] shall not be responsible for, and shall have no liability for, services performed by Licensor without [OMITTED] written approval.

10.  INTELLECTUAL PROPERTY INDEMNIFICATION
     -------------------------------------

(10.1)    Indemnification  by  Licensor.  Licensor,  at  its  expense,  will
          -----------------------------
     indemnify, defend and hold harmless [OMITTED] and its Affiliates and any of their officers, directors, employees, agents, consultants, other representatives and any third parties permitted to use the Software pursuant to Section (2.1) ("Grant of License") (collectively, the "Indemnified Parties") from all liabilities, costs, losses, damages and expenses (including reasonable attorneys' and experts' fees and expenses as well as interparty damages caused by Licensor or third parties) and will reimburse such fees and expenses as they are incurred, including in connection with any claim or action threatened or brought against the Indemnified Parties, arising out of or relating to any claim that the Software or any portion or use thereof, any related
     Maintenance Services, or any other services performed by Licensor hereunder: (i) constitutes an infringement, violation, trespass, contravention or breach of any patent, copyright, trademark, license or other property or proprietary right of any third party, or constitutes the unauthorized use or misappropriation of any trade secret of any third party; or (ii) is not in compliance with any applicable law. [OMITTED] will promptly notify Licensor of any such claim or action and will reasonably cooperate with Licensor in the defense of such claim or action, at Licensor's expense.

(10.2)    [OMITTED]  Right  to  Participate.  Licensor  will  have  the right to
          ---------------------------------
     conduct the defense of any such claim or action and all negotiations for its settlement or compromise except that [OMITTED] may in its sole discretion participate in the defense of any such claim or action at [OMITTED] expense. Without limiting the foregoing, Licensor may not, without [OMITTED] prior written consent, settle, compromise or consent to the entry of any judgment in any such commenced or threatened claim or action, unless such settlement, compromise or consent: (i) includes an unconditional release of the relevant Indemnified Parties from all liability arising out of such commenced or threatened claim or action; and
     (ii) is solely monetary in nature and does not include a statement as to, or an admission of fault, culpability or failure to act by or on behalf of, any Indemnified Party or otherwise adversely affect any Indemnified Party. If Licensor fails to appoint an attorney within ten (10) calendar days after [OMITTED] has notified Licensor of any such claim or action, or after Licensor becomes aware of such claim or action, whichever is earlier, [OMITTED] will have the right to select and appoint an alternative attorney and the reasonable cost and expense thereof will be paid by Licensor.

(10.3)    Election of Remedy.  If the Software or related Maintenance Service or
          ------------------
     other service, or any portion thereof, becomes, or in Licensor's or [OMITTED] reasonable opinion is likely to become, the subject of any such claim or action, then [OMITTED] may require Licensor to either: (i) procure for [OMITTED] the right to continue using the Software or such service, or such portion thereof, as contemplated hereunder; (ii) modify the Software or such service, or such portion thereof, to render same non-infringing (provided such modification does not adversely affect the use of such Software or such service, or such portion thereof, as reasonably determined by [OMITTED]); or (iii) replace same with an equally suitable, functionally equivalent, compatible, non-infringing software program or such service, as reasonably determined by [OMITTED]. If none of the foregoing is possible and if such Software or service, or such portion thereof, is found to infringe by a court, Licensor or [OMITTED] will have the right to terminate the Agreement with respect to such Software or service and Licensor will refund to [OMITTED] all amounts paid by [OMITTED] for such Software or service. Any termination of the Agreement by [OMITTED] under this Section (10.3) will be without prejudice to any other rights and remedies which [OMITTED] may have under this Agreement or at law or in equity.

11.  TERM
     ----

(11.1)    Term.  This  Agreement  is effective as of the Effective Date and will
          ----
     continue until terminated in accordance with Article 13.

12.  TERMINATION
     -----------

(12.1)    Termination  for Material Breach.  If a party materially breaches this
          --------------------------------
     Agreement (the "Defaulting Party"), and such breach is incapable of cure, or with respect to such breaches capable of cure, such Defaulting Party does not cure such breach within twenty (20) days after written notice of material breach, the non-defaulting party may terminate the Agreement upon written notice to the Defaulting Party. Termination of this Agreement will be without prejudice to any other rights and remedies that the non-defaulting party may have under this Agreement or at law or in equity.

(12.2)    Effect  of  Termination.  Any  termination  of this Agreement will not
          -----------------------
     terminate the license and, in addition to all of [OMITTED] other rights and remedies under this Agreement or at law or in equity [OMITTED] will be entitled to retain and use all copies of the Software in [OMITTED] possession or control.

(12.3)    Bankruptcy  Proceeding; Escrow.  Upon termination by [OMITTED] of this
          ------------------------------
     Agreement pursuant to Section (12.1) ("Termination for Material Breach"), or if Licensor: (i) becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due; (ii) applies for or consents to the appointment of a trustee, receiver or other custodian for Licensor, or makes a general assignment for the benefit of its creditors; (iii) commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceedings (each, a "Bankruptcy Proceeding"); or (iv) has a Bankruptcy Proceeding commenced against it and such Bankruptcy Proceeding is not dismissed within thirty (30) days, then [OMITTED] will be entitled to receive access to the Deposit Materials in accordance with the procedures set forth in the Escrow Agreement. The Escrow Agreement is supplementary to this Agreement pursuant to 11 U.S.C. 365(n), as the same may be amended or supplemented from time to time.

13.  GENERAL

(13.1)    Escrow Obligations.  In accordance with the Escrow Agreement, Licensor
          ------------------
     will deposit with the Escrow Agent the relevant Deposit Materials upon Acceptance of each Software. Licensor will also update the Deposit Materials with the Escrow Agent as required pursuant to the Escrow Agreement, which updates will include updated Deposit Materials for all Upgrades provided hereunder. Upon [OMITTED] request, but no more than once per year unless Licensor is not in compliance with its escrow obligations, Licensor will certify in writing its compliance with this Section (13.1) and with the Escrow Agreement, which certification will be signed by an officer of Licensor. Each of the Deposit Materials will be released to [OMITTED] as set forth in this Agreement in accordance with the procedures set forth in the Escrow Agreement upon the occurrence of any of the following events: (i) Licensor fails to provide any services to be provided under this Agreement for a period that exceeds three (3) days, including, but not limited to, with respect to the Software or any hardware provided by Licensor to [OMITTED]; or (ii) any of the conditions described in
     Section 0 hereof are met. [OMITTED] will solely own all right, title and interest in and to and have the exclusive right to use any modifications to the Software, including the Source Code and any other Deposit Materials made by or for [OMITTED] after the release of the Deposit Materials. For purposes of this Agreement, "Escrow Agent" means the independent third party that has been appointed pursuant to the Escrow Agreement to hold a copy of the Deposit Materials in accordance with the terms and conditions of the Escrow Agreement.

(13.2)    License  of  Intellectual  Property;  365(n).  The  Software  and  the
          --------------------------------------------
     Deposit Materials are "intellectual property" as defined in 11 U.S.C. 101(35A) which have been licensed hereunder in a contemporaneous exchange for value and this Agreement will be governed by 11 U.S.C. 365(n), as the same may be amended or supplemented from time to time, if Licensor files for bankruptcy.

(13.3)    UCITA  Not  Applicable.  This  Agreement  and  the  transactions
          ----------------------
     contemplated herein is not and will never be subject to the Uniform Computer Information Transactions Act (prepared by the National Conference of Commissioners on Uniform State Laws) as currently enacted by any jurisdiction or as may be codified or amended from time to time by any jurisdiction.

(13.4)    Insurance.  Licensor  will,  during the term of this Agreement, at its
          ---------
     sole cost and expense, obtain and maintain in full force and effect, subject to [OMITTED] reasonable approval, (i) Errors and Omissions Insurance (including network security, cyber-attack and web content liability) in an amount of at least Five Million Dollars ($5,000,000) naming [OMITTED] and [OMITTED] Affiliates as additional insureds and covering them with respect to actions of Licensor's Representatives, and
     (ii) insurance covering the infringement of a third party's intellectual property in an amount of at least one million dollars ($1,000,000) and naming [OMITTED] and [OMITTED] Affiliates as additional insureds (as their interests may appear). Licensor will provide [OMITTED] with a copy of all relevant certificates of insurance upon [OMITTED] request including those evidencing that [OMITTED] has been added as an additional insured.

(13.5)    Security  and  Supervision.  Licensor's  personnel,  when on [OMITTED]
          --------------------------
     premises or accessing [OMITTED] networks or providing maintenance services hereunder, will comply with all of [OMITTED] security, supervision and other standard procedures applicable to such personnel.

(13.6)    Assignment.  Neither  party  will  assign,  as a result of a change of
          ----------
     control (which shall be deemed to be an assignment) or by operation of law or otherwise, its rights or obligations under this Agreement without the prior written consent of the other party and any attempt to do so without such consent will be null and void. For purposes of this Section (13.6), "change of control" will mean the direct or indirect change in the ownership, operation or control of a party, whether resulting from merger, acquisition (including an acquisition of substantially all of the assets of such party), consolidation or otherwise.

(13.7)    Former  Affiliates.  In  the  event that any Affiliate of [OMITTED] or
          ------------------
     any portion of the business or operations thereof undergoes a change in control (a "Former Affiliate") Licensor will continue to provide such Former Affiliate the license and services described in this Agreement for a period of twelve (12) months following such change in control, and after such twelve (12) month period, Licensor will offer to provide such Former Affiliate a license to use the Software and to provide to such Former Affiliate all related services and all other rights and protections on the same terms and conditions as provided to such Former Affiliate under this Agreement prior to any such change in control. In the event that a Former Affiliate receives a license from Licensor pursuant to this Section (13.7), [OMITTED] will receive a reduction in its License Fees and Maintenance Fees proportionate to its reduced usage of Software Products and Maintenance Services.

(13.8)    Notices.  All  notices  given under this Agreement must be in writing,
          -------
     sent to the person and address designated in the this Agreement or to such other addresses as Licensor or [OMITTED] may designate pursuant to this Section (13.8), by certified mail (return receipt requested), overnight courier or personal delivery. Notice will be deemed given upon receipt. A copy (which will not constitute notice hereunder) of any notice given by Licensor to [OMITTED] will likewise be sent to:

[OMITTED]

Attn:
       ---------------------------------------
                  [omitted]
----------------------------------------------
----------------------------------------------
Facsimile:        [omitted]

Subject to Section (13.12) ("No Waiver by Conduct"), other notices may be given by facsimile or email.

(13.9)    Remedies.  Each  party  acknowledges  that  a breach of certain of its
          --------
     obligations under this Agreement, other than any payment obligations hereunder, may result in irreparable and continuing damage to the other party for which monetary damages may not be sufficient, and agrees that the other party will be entitled to seek, in addition to its other rights and remedies hereunder or at law, injunctive or all other equitable relief, and such further relief as may be proper from a court of competent jurisdiction.

(13.10)   Interpretation.  The  terms  and  conditions of this Agreement are the
          --------------
     result of negotiations between the parties. The parties intend that this Agreement should not be construed in favor of or against any party by reason of the extent to which any party or its professional advisors participated in the preparation or drafting of the Agreement.

(13.11)   Entire  Agreement.  This  Agreement,  as well as the Escrow Agreement,
          -----------------
     constitutes the complete agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties.

(13.12)   No Waiver by Conduct.  No waiver of any of the terms of this Agreement
          --------------------
     will be valid unless in writing and designated as such. Any forbearance or delay on the part of either party in enforcing any of its rights under this Agreement will not be construed as a waiver of such right to enforce same for such occurrence or any other occurrence.

(13.13)   Independent Contractor.  Licensor acknowledges that it is acting as an
          ----------------------
     independent contractor, that Licensor is solely responsible for its actions or inactions, and that nothing in this Agreement will be construed to create an agency or employment relationship between [OMITTED] and Licensor or its Representatives. Licensor is not authorized to enter into contracts or agreements on behalf of [OMITTED] or to otherwise create obligations of [OMITTED] to third parties. Neither Licensor nor any of its Representatives are [OMITTED] employees for any purpose, including for: (i) federal, state or local tax, employment, withholding or reporting purposes; or (ii) eligibility or entitlement to any benefit under any of the [OMITTED] employee benefit plans (including those that are subject to the Employee Retirement Income Security Act of 1974, as amended), incentive, compensation or other employee programs or policies.

(13.14)   No  Publicity.  Licensor  agrees  not  to  disclose  the  identity  of
          -------------
     [OMITTED] or its Affiliates or any of their directors, officers, managers, employees, consultants or agents as a customer or prospective customer of Licensor or the existence or nature of this Agreement.

(13.15)   Severability.  If  any one or more of the provisions of this Agreement
          ------------
     are for any reason held to be invalid, illegal or unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement will be unimpaired and will remain in full force and effect, and the invalid, illegal or unenforceable provision will be replaced by a valid, legal and enforceable provision that comes closest to the intent of the parties underlying the invalid, illegal or unenforceable provision.

(13.16)   Survival.  Any provision of this Agreement which, by its nature, would
          --------
     survive termination or expiration of this Agreement will survive any such termination or expiration of this Agreement, including Articles/Sections (2.1) ("Grant of License"), 4 ("Non-Disclosure"), 5 ("Ownership"), (7.2) ("Failure of Acceptance Testing"), 8 ("Representations, Warranties, Covenants and Limitation of Liability"), 10 ("Intellectual Property Indemnification"), 12 ("Termination"), and 13 ("General").

(13.17)   Governing  Law  and  Choice of Forum.  This Agreement will be governed
          ------------------------------------
     by, and construed in accordance with, the internal laws of the State of Illinois, without regard to its choice of laws principles. The parties hereby irrevocably consent to the exclusive jurisdiction of, and venue in, any federal or state court of competent jurisdiction located in the County of Cook, Illinois for the purposes of adjudicating any matter arising from or in connection with this Agreement.

(13.18)   Counterparts;  Method  of  Amendment.  This Software License Agreement
          ------------------------------------
     and any amendments thereto may be executed in counterparts and will not be effective or enforceable unless and until it is executed with the handwritten signature of an authorized representative of each of the relevant entities. Without limiting the foregoing, none of the following will amend or modify this Agreement: (i) terms and conditions which are displayed or conveyed electronically or are associated with, or are responded to by the operation of a mouse or other pointing device, typing on a keyboard, "virtual" actions, an automated computer program, the removal of shrinkwrap, the opening of a package, the loading or use of software or other goods or services, or any other action other than such a handwritten signature as described in the previous sentence; or (ii) payment by [OMITTED] of any License Fees, Maintenance Fees or other consideration to Licensor or use of or any other action with respect to the Software or any services.

IN WITNESS WHEREOF, the parties have caused this Software License Agreement to be executed by their duly authorized representatives.

                              LICENSOR:  RAPIDTRON,  INC.
                                         ----------------


                              By:  /s/  John A. Creel
                                   ---------------------------------------------
                                   Name:  JOHN  A.  CREEL
                                   Title: CEO/PRESIDENT
                                   Date:  08/14/03

                              [OMITTED]


                              By:  /S/  OMITTED
                                   ---------------------------------------------
                                   Name:  OMITTED
                                   Title: Senior Vice President [ILLEGIBLE]
                                   Date:  08/20/03

                                    EXHIBIT A
                                    ---------

                                ESCROW AGREEMENT
                                  See Attached







                                Exhibit A, Page 1

                                    EXHIBIT B
                                    ---------

This Exhibit is entered into as of the __ day of June, 2003, pursuant to, and incorporates herein by reference the terms and conditions of, the Software License Agreement, entered into as of the __ day of June, 2003 (the "Software License Agreement"), by and between [OMITTED] ("[OMITTED") and ____________________ ("Licensor").

Licensor will provide and license the following Software to [OMITTED] and its Affiliates under the terms and conditions of the Software License Agreement and this Exhibit:

I.   DESCRIPTION OF SOFTWARE AND INSTALLATION AND ACCEPTANCE DATES:

     The software consists of two compiled Microsoft COM objects named PiiAGC20.dll and PiiSrv.dll. The purpose of these objects is to allow [OMITTED] proprietary application to interface with the Rapidtron's access control gates.

     Functional/Technical Requirements:
     ---------------------------------

     - The Software shall at all times operate and properly function on a Windows platform and in a Citrix environment. The Software should in no way limit the number of concurrent users that can access a single server.

     - The Software shall at all times remain compatible and function properly on a TCP/IP network configured with multiple subnets.

     - The Software shall at all times remain compatible and function properly with all versions of the Rapidtron hardware and firmware installed at [OMITTED] locations.

     Implementation Date (date by which installation must be complete):
     -----------------------------------------------------------------
     Implementation complete

     Acceptance Date (date by which [OMITTED] may accept the Software):
     -----------------------------------------------------------------
     ACCEPTANCE COMPLETE EXCEPT FOR DEMONSTRATION OF ABILITY TO SCALE TO 400 PLUS CLUBS

     Third-Party Software:
     --------------------

II.   TRAINING: COMPLETE

III. PAYMENTS:

     Paid-up License Fees
     --------------------

     Quarterly Maintenance Fees
     --------------------------

IV.  SPECIAL CONDITIONS (IF ANY):

     1.   The Software may be used by the following third parties pursuant to
     Section 2.2(ii) of the Software License: any and all franchisees, subsidiaries, and joint ventures of [OMITTED], which, for the purposes of this Agreement, shall be deemed "Affiliates" pursuant to the Agreement.


                                Exhibit B, Page 1

Exhibit 10.1

                                    EXHIBIT C
                                    ---------

                         MAINTENANCE SERVICES AGREEMENT

Licensor will provide [OMITTED] with the following Maintenance Services with respect to the Software:

1.   24  x 7 Support; Severity Levels. Licensor will provide support services on
     --------------------------------
     a 7 a.m. CST to 10 p.m. CST x 365 basis and will respond to service requests and correct Errors or provide a Work-Around in accordance with the severity level reasonably assigned by [OMITTED] as follows:

          SEVERITY LEVEL      RESPONSE TIME          CORRECTION TIME
          Severity 1      One (1) hour            Four (4) hours
          Severity 2      One (1) hour            Eight (8) hours
          Severity 3      Three (3) hours         Seventy-two (72) hours
          Severity 4      Twenty-four (24) hours  Two (2) weeks

     (a) A Severity 1 Error: (i) causes the Software to cease operating or operating in any material respect; or (ii) is likely to directly or indirectly delete, impair, damage or corrupt (collectively with (i), "Damage") any System or [OMITTED] data. A Severity 1 Error will also include any Error in the Software that poses directly or indirectly imminent harm to any System or [OMITTED] data.

     (b) A Severity 2 Error: (i) causes a significant function of the Software to be impaired although it still operates; (ii) may cause Damage to any System or [OMITTED] data; or (iii) may have a material adverse impact on [OMITTED] business.

     (c) A Severity 3 Error causes a minor function of the Software to be impaired which adversely affects, or is likely to adversely affect, [OMITTED] business.

     (d) A Severity 4 Error causes a minor function to be impaired, but there is no likely adverse effect on [OMITTED] business.

          As used herein, a "Work-Around" means a temporary work-around, patch or bypass supplied by Licensor in order to temporarily correct the Error; provided, however, that: (a) the Software's functionality,
                  --------   -------
          compatibility or use is not adversely affected; and (b) the Work-Around is not unduly burdensome to [OMITTED]. Notwithstanding the availability of a Work-Around, Licensor will continue to work to fix the Error and, in any event, provide [OMITTED] with the applicable permanent correction within: (i) ten (10) calendar days for a Severity 1 or 2 Error; or (ii) three (3) weeks for a Severity 3 or 4 Error.

2.2  (a)  Notification  of  Errors;  Response.  [OMITTED] may notify Licensor of
          -----------------------------------
     any Errors, including the Severity Levels of such Errors, via Licensor's help desk, which can be reached at [866-877-0127] on the days and during the hours of [7 a.m. CST to 10 p.m. CST], and otherwise via beeper at
                      ----------------------------
     [N/A*]]. Licensor will respond to [OMITTED] by phone as soon as possible and in any event within the relevant response time set forth in Section 1 of this Exhibit C. *If no one is at this number it will be automatically transferred to an active number.

     (b)  Error  Resolution.  If  [OMITTED] notifies Licensor of a Severity 1, 2
          -----------------
     or 3 Error, Licensor will assign a programmer to correct such Error within the relevant response time for such Error. The programmer will use best efforts to correct the Error in an expeditious manner and will inform [OMITTED] of the programmer's progress, including the steps taken to resolve the Error, the expected time for resolution of the Error and any resolution of the Error.

     (c)  Error  Escalation.  If  the  Error  has  not  been  corrected,  or  a
          -----------------
     Work-Around has not been provided, within the relevant correction time periods set forth in Section 1 of this Exhibit C, then Licensor will escalate the Error immediately to Licensor's senior programmer who wrote the Software or, if such programmer is not available, to one of Licensor's other senior programmers (collectively, the "Senior Programmer"). The Senior Programmer will use best efforts to correct the Error in an expeditious manner and will inform [OMITTED] of the Senior Programmer's progress, including the steps taken to resolve the Error, the expected time for resolution of the Error and any resolution of the Error. Licensor will provide the Senior Programmer with as much assistance as necessary to fix the problem as soon as possible. If the Senior Programmer cannot correct such Error within a reasonable time period as determined by [OMITTED] in its sole discretion, Licensor will, within twenty-four (24) hours of [OMITTED] request, provide on-site services at no additional cost to [OMITTED]. Further, with [OMITTED] prior consent,

     Licensor may log-in to [OMITTED] computer system and access the Software solely for the purposes of Error diagnosis, correction and installation.

3.   Material  Breach  upon  Failure  of  Error Correction.  It will be deemed a
     -----------------------------------------------------
     material breach of the Agreement if Licensor will fail: (a) with respect to Severity 1, 2 or 3 Errors, to comply with the time periods set forth in
     Section 1 of this Exhibit C two (2) times during any ninety (90) day period; or (b) to correct, or provide a Work-Around for, a Severity 1 or 2 Error within seventy-two (72) hours after [OMITTED] original notice thereof. Upon the occurrence of such event, in addition to (and not in lieu of) any other rights and remedies available to [OMITTED] under this Agreement or at law or in equity, [OMITTED] may, in its sole discretion:

     (i) if such material breach occurs during the relevant Warranty Period, notwithstanding the twenty (20) day time period in Section (12.1) of this Agreement, immediately terminate the Agreement in which case Licensor will promptly refund all amounts paid by [OMITTED] to Licensor thereunder; or

     (ii) if such material breach occurs during or after the expiration of the relevant Warranty Period, notwithstanding the twenty (20) day time period set forth in Section (12.1) of this Agreement, immediately terminate this Agreement in accordance with Article 13 ("Termination") of this Agreement.

4.   Maintenance  for  Upgrades.  Licensor  will  provide  [OMITTED]  with prior
     --------------------------
     written notice (by as much time as practicable but in no event less than (10) days) of the release by Licensor of any revision, upgrade, error-correction, change, enhancement, amendment or modification to the Software, including modifications necessary to allow the Software to work in connection with revisions to the relevant operating system(s) (each, an "Upgrade", which term also includes a Work-Around), and will provide such Upgrade to [OMITTED] with detailed instructions concerning installation at no additional cost to [OMITTED]. If [OMITTED] requests Licensor to demonstrate such Upgrade, Licensor will promptly demonstrate such Upgrade to {OMITTED] at no additional cost. If [OMITTED] requests Licensor to install such Upgrade, Licensor will promptly install such Upgrade at no additional cost. Notwithstanding anything to the contrary contained herein, [OMITTED] will not be required to install or have installed any Upgrade that adversely affects [OMITTED] use of the Software or any System or imposes any undue burden on [OMITTED]. In any event, Licensor will continue to provide the services described in this Exhibit C in connection with at least the version that is then-currently installed on the relevant System(s) and the two most recent prior versions of the Software. If any Upgrade is installed, such Upgrade will thereupon be deemed to be part of the Software.